SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                 FORM 8-K/A#2


                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)      February 23, 1996



                                 Medcross, Inc.
              (Exact name of registrant as specified in its charter)



  Florida                             0-17973                 59-2291344
(State or other jurisdiction         (Commission             (IRS Employer
    of incorporation)                File Number)          Identification No.)



  3227 Bennet Street North, St. Petersburg, Florida               33713
       (Address of principal executive offices)                 (Zip code)



Registrant's telephone number, including area code  (813) 521-1793




         (Former name or former address, if changed since last report.)

Item 7.  Financial Statements, Proforma Financial Information, and Exhibits.

                                                                      Page

(a)     Financial Statements of Businesses Acquired. 2/


(b)     Proforma Financial Information.                                19


(c)     Exhibits.

        2(a) Stock Purchase Agreement dated February 13, 1996, by and among Medcross, Inc., ILINK, Ltd., and Gnet Enterprises, Inc. 1/

        2(b) Escrow Agreement dated February 21, 1996, by and among Medcross, Inc., ILINK, Ltd., and DeMartino, Finkelstein, Rosen & Virga. 1/

        2(c)     Form of Promissory Note. 1/

        99       Press Release dated February 23, 1996. 1/
- -----------------------
  1/ Previously filed with the Company's current report on Form 8-K, filed on March 11, 1996 (File No. 0-17973).
  2/ Previously filed with the Company's current report on Form 8-K, filed on May 10, 1996 (File No. 0-17973).

                                    SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  MEDCROSS, INC.


                                             By: /S/ Henry Y.L. Toh
                                                 Henry Y.L. Toh
                                                 President, CEO, Acting CFO


Date   June 20, 1996

Item 7. Financial Statements, Proforma Financial Information, and Exhibits.

(b) Proforma Financial Information.






                  Pro Forma Condensed Combined Financial Statement

                                    (Unaudited)

                                   Medcross, Inc.

                                        and

                               I-Link Worldwide Inc.

                     MEDCROSS, INC. AND I-LINK WORLDWIDE INC.
                     PRO FORMA CONDENSED COMBINED BALANCE SHEET

                                    (Unaudited)

                                                                December 31, 1995
                                             --------------------------------------------------------------
                                                                                  Pro Forma
                                                                  I-Link         Adjustment
                                               Medcross         Worldwide         Increase       Pro Forma
      Assets                                     Inc.             Inc.            (Decrease)      Combined
                                             -----------       -----------       -----------   ------------
Current
  Cash and cash equivalents                  $    79,316       $     7,437      $   845,000    $    931,753
  Accounts receivable                            921,793                 -                -         921,793
  Inventory                                      829,988                 -                -         829,988
  Prepaid expenses                                87,253                 -                -          87,253
                                               ---------         ---------        ---------      ----------
      Total current assets                     1,918,350             7,437          845,000       2,770,787
                                               ---------         ---------        ---------      ----------
Property and equipment, net                    1,620,157           181,973                -       1,802,130
                                               ---------         ---------        ---------      ----------
Intangible assets, net                           535,468           223,677        2,645,712       3,404,857
Investment in unconsolidated subsidiary            6,250                 -                -           6,250
Other assets                                      66,638            12,335          205,000          78,973
                                               ---------         ---------        ---------      ----------
      Total assets                           $ 4,146,863       $   425,422      $ 3,695,712    $  8,267,997
                                               =========         =========        =========      ==========

                             Liabilities and Stockholders' Equity (Capital Deficit)

Current liabilities
  Accounts payable and accrued expenses      $   615,373       $ 1,050,397      $         -    $  1,665,770
  Accounts payable - related parties                   -            73,450                -          73,450
  Advance deposits received                      233,728                 -                -         233,728
  Note payable - related party                    88,000           669,500                -         757,500
  Note payable - other                           400,000            53,482        1,050,000       1,503,482
  Current portion of long-term debt              702,447                 -                -         702,447
  Current portion of long-term debt -
    related parties                               39,230                 -                -          39,230
  Current obligations under capital lease        155,145            83,252                -         238,397
  Accrued royalty fees                                 -           345,000                -         345,000
                                               ---------         ---------        ---------      ----------
      Total current liabilities                2,233,923         2,275,081        1,050,000       5,559,004
                                               ---------         ---------        ---------      ----------
  Long-term debt - related parties                87,682                 -                -          87,682
  Capital lease obligations                            -            30,156                -          30,156
  Minority interest in consolidated
    subsidiaries                                 370,092                 -                -         370,092

Stockholders' Equity (Capital Deficit)
  Preferred stock                              2,075,000                 -       (  400,000)      1,675,000
  Common stock                                    12,622                 1           16,651          29,274
  Additional paid-in capital                   3,428,854                 -        3,183,348       6,612,202
  Deficit                                     (4,061,310)       (1,879,816)      (  154,287)    ( 6,095,413)
                                               ---------         ---------        ---------      ----------
      Total stockholders' equity
        (capital deficit)                      1,455,166        (1,879,815)       2,645,712       2,221,063
      Total liabilities and stockholders'      ---------         ---------        ---------      ----------
        equity (capital deficit)             $ 4,146,863       $   425,422      $ 3,695,712    $  8,267,997
                                               =========         =========        =========      ==========

                    See note to unaudited pro forma condensed combined financial statements.

                                    MEDCROSS, INC. AND I-LINK WORLDWIDE, INC.
                              PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

                                                   (Unaudited)

                                                                    For the Year Ended
                                                                    December 31, 1995
                                             -------------------------------------------------------------
                                                                                Pro Forma
                                                                I-Link          Adjustment
                                               Medcross        Worldwide         Increase        Pro Forma
                                               Inc.              Inc.           (Decrease)      Combined
                                             -----------       -----------      -----------    -----------
Net operating revenue                        $ 3,122,953       $   229,721      $         -    $ 3,352,674
                                               ---------         ---------        ---------      ---------

Expenses:
  Cost of sales                                  154,481            55,201                -        209,682
  Salaries and benefits                        1,123,340           118,908          185,000      1,427,248
  Repairs and maintenance                        309,255                 -                -        309,255
  Network expense                                      -           565,831                -        565,831
  Provision for doubtful accounts                365,093                 -                -        365,093
  Advertising                                          -           366,844                -        366,844
  Depreciation and amortization                  465,020            54,613        3,119,633      3,639,266
  Other operating expenses                     1,199,519           492,309                -      1,691,828
                                               ---------         ---------        ---------      ---------
Operating loss                                (  493,755)       (1,423,985)      (3,304,633)    (5,222,373)
                                               ---------         ---------        ---------      ---------
Interest expense                              (  160,423)       (   20,661)               -     (  181,084)
Interest income                                   10,717                 -                -         10,717
Gain on sale of interest in
  unconsolidated subsidiary                       20,500                 -                -         20,500
Other income (expense)                            58,612        (    1,573)               -         57,039
                                               ---------         ---------        ---------      ---------
Loss before minority interest in
  net income of consolidated
  subsidiaries                                (  564,349)       (1,446,219)      (3,304,633)    (5,315,201)

Minority interest in net income of
  consolidated subsidiaries                       12,440                 -                -         12,440
                                               ---------         ---------        ---------      ---------
Net loss                                     $(  551,909)      $(1,446,219)     $(3,304,633)   $(5,302,761)
                                               =========         =========        =========      =========
Net loss per share after prefered dividends  $(      .39)                                      $(     1.28)
                                               =========                                         =========
Weighted average common shares
  outstanding                                  1,756,540                          2,378,891      4,135,431
                                               =========                          =========      =========






                    See note to unaudited pro forma condensed combined financial statements.

                      MEDCROSS, INC. AND I-LINK WORLDWIDE, INC.
            NOTES TO THE PROFORMA CONDENSED COMBINED FINANCIAL STATEMENTS
                                   (Unaudited)


NOTE 1 - Basis of Preparation

The unaudited pro forma condensed combined balance sheet as a December 31, 1995 and the unaudited pro forma condensed combined statements of operation for the year ended December 31, 1995 give effect to the acquisition of 100% of the outstanding common stock of I-Link Worldwide, Inc. by Medcross, Inc. (the "Company") as if the acquisition, accounted for as a purpose, had occurred on the balance sheet date with respect to the balance sheet and at the beginning of 1995, with respect to the statements of operations. During 1996, the assets and liabilities of ILINK, Ltd. ("ILINK"), were transferred to I-Link Worldwide, Inc. at their historical basis. I-Link Worldwide, Inc. had no activity prior to this transaction.

The pro forma financial statements have been prepared based upon the financial statements of the Company and ILINK as of and for the year ended December 31, 1995. These pro forma financial statements may not be indicative of the results that actually would have occurred if the combination had been in effect on the dates indicated or which may be obtained in the future. The pro forma adjustments are based upon certain estimates which may change as additional infromation becomes available. The pro forma financial statements should be read in conjunction with the audited financial statements of the Company and ILINK.

NOTE 2 - Pro Forma Adjustments

A.    The following pro forma adjustment reflects the purchase of all of the outstanding common stock of I-Link Worldwide, Inc. by the Company in return for the issuance of 1,400,000 shares of common stock of the Company to the stockholder of I-Link Worldwide, Inc.
           Common stock (1,400,000 shares
             issued at $.007 par with a
             current market value of $2.00
             per share)  . . . . . . . . . . . . . . . . . . . . .  $     9,800

           Additional paid-in capital  . . . . . . . . . . . . . .    2,790,200
                                                                      ---------
           Purchase price  . . . . . . . . . . . . . . . . . . . .    2,800,000

           Transaction costs . . . . . . . . . . . . . . . . . . .      116,000
                                                                      ---------
           Total Acquistion Costs  . . . . . . . . . . . . . . . .    2,916,000

           Carrying amount of net liabilities acquired . . . . . .    1,879,815
                                                                      ---------
           Excess (allocated to intangible assets) . . . . . . . .  $ 4,795,815
                                                                      =========

      The excess purchase price was allocated as follows:

                                                   Amount     Amortization Period
                                                 ----------   ----------------------------------------
           Subscriber list                       $  323,100   12 months beginning on acquisition date
           Purchased Research & Development       2,034,103   Immediated write-off
           Patents                                  913,751   Period to be determined upon approval of
                                                              patents
           Goodwill                               1,524,861   24 months beginning on acquisition date
                                                  ---------
                                                 $4,795,815
                                                  =========

      The allocation of the excess purchase price is a preliminary estimate and is subject to adjustment pursuant to the availability of additional information.

                        MEDCROSS, INC. AND I-LINK WORLDWIDE INC.
            NOTES TO PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS
                                    (Unaudited)


      Under the terms of the stock purchase agreement, a further 1,600,000 shares of common stock of the Company will be released to the stockholders of I-Link Worldwide, Inc. at such time as the Company receives gross proceeds greater than or equal to $4,000,000 from the issuance of deby or equity securities through one or more private or public offerings prior to December 31, 1996. A further 1,000,000 shares of common stock of the Company will be released at such time as the monthly revenue from the ILINK business exceeds $1,000,000 or the number of subscribers serviced by the business exceeds 100,000 one year from the date of receipt of the above mentioned financing. At the time that these criteria are met, additional adjustments will be recorded based upon the value of the shares issued.


B. The following pro forma adjustments are reflected in the pro forma condensed combined statements of operations:


                                                               Year Ended
                                                               December 31
                                                                   1995
           Additional compensation expense arising
             from executive employment arrangements
             entered into by I-Link Worldwide, Inc.
             in January 1996. . . . . . . . . . . . . . .    $   185,000

           Additional amortization of intangibles
             of ILINK after purchase price allocation
             and acquistion costs . . . . . . . . . . . .      3,119,633
                                                               ---------
                                                                                                 $3,654,244
                                                             $ 3,304,633
                                                               =========

      Intangible assets consist of unpatented technological know-how used in the provision of a broad range of Internet services. The Company's intangibles consist of costs related to the acquisition of ILINK. These assets are amortized over periods ranging from 1 to 24 months for purposes of this pro form presentation.

C.    The following pro form adjustments reflect the issuance of the $1,050,000
      10% convertible promissory notes. The Notes are due and payable on the earlier of August 31, 1996 or the closing of a debt or equity offering.

                                                                 December 31
                                                                     1995
           Cash . . . . . . . . . . . . . . . . . . . . .        $   845,000
           Other Assets . . . . . . . . . . . . . . . . .            205,000
           Notes payable. . . . . . . . . . . . . . . . .         (1,050,000)

D.    The following pro forma adjustment reflects the conversion of 40,000 shares of Class A Preferred Stock of the Company with a par value of $10 per share into 978,891 shares of common stock of the Company with a par value of $.007 per share.

                                                                December 31
                                                                   1995
           Class A Preferred Stock. . . . . . . . . . . . .      $(400,000)
           Common stock . . . . . . . . . . . . . . . . . .          6,852
           Additional paid-in capital . . . . . . . . . . .        393,148

                                        23
